Exhibit 8.1

List of Subsidiaries and Affiliated Entities

Subsidiaries	Place of Incorporation
Bright Scholar (Enlightenment) Investment Holdings Limited	Cayman
Impetus Investment Limited	Cayman
Bright Talent Holdings Limited	Cayman
New Bridge Management Co., Ltd	Cayman
Bright Scholar (Canada) Holdings Limited	Canada
Can-Achieve Academy Limited	Canada
Can-Achieve International Education Limited (Vancouver)	Canada
Bright Can-Achieve Pte. Ltd.	Singapore
New Scholar Association Pte. Ltd.	Singapore
Hanlin Scholars Pte. Ltd.	Singapore
FGE Holdings Limited	BVI
Bright Can-Achieve Limited	Hong Kong
CEG Hong Kong JV Limited	Hong Kong
Foundation Global Education Limited	Hong Kong
Foundation Education China Limited	Hong Kong
Foundation Academy Limited	Hong Kong
Foundation Education Services Limited	Hong Kong
Time Education China Holdings Limited	Hong Kong
Xin Rui Management Co., Ltd.	Hong Kong
CGS Administrative Services (HK) Limited	Hong Kong
Bright Scholar (UK) Holdings Limited	United Kingdom
Bright Scholar (BCS) Property Limited	United Kingdom
Bright Scholar (BCS) Management Limited	United Kingdom
Bright Scholar (BIC) Management Limited	United Kingdom
Bright Scholar (SM) Management Limited	United Kingdom
CATS Colleges Holdings Limited	United Kingdom
CATS Canterbury Limited	United Kingdom
CATS College London Limited	United Kingdom
CATS Retail Limited	United Kingdom
Cambridge School of Visual and Performing Arts Limited	United Kingdom
Cambridge Arts and Science Limited	United Kingdom
Cambridge School of Art and Design Limited	United Kingdom
CEG Properties Limited	United Kingdom
CEG Colleges Limited	United Kingdom
CGS Administrative Services Limited	United Kingdom
Stafford House Companies Limited	United Kingdom
Stafford House School of English Limited	United Kingdom
Stafford House Study Holidays Limited	United Kingdom
Study Holidays Limited	United Kingdom
Cambridge Education Group Holdings Inc.	United States
CATS Academy Boston Inc.	United States
Boston Academy of English Inc.	United States
Intrax English Academies LLC	United States
Can-achieve Global Education, Inc	United States
Foundation Global Education (USA) Inc	United States
Cambridge Education Technology (Shanghai) Co., Limited	The PRC
Foundation Information Consulting (Shenzhen) Co., Ltd.	The PRC
Guangdong Bright Scholar Education Technology Co., Ltd.	The PRC
Shenzhen Qianhai Xingkeyucai Trading Co., Ltd.	The PRC
Zhuhai Hengqin Bright Scholar Management Consulting Co., Ltd.	The PRC
Guangdong Zhixing Weilai Logistics Management Co., Ltd.	The PRC
Beijing Jingshiboda Education Technology Co., Ltd.	The PRC
Zhuhai Xin Xu Education Consulting Co., Ltd.	The PRC
Foshan Shunde Elan Education Training Co., Ltd.	The PRC
Hangzhou Impression Arts Training Co., Ltd.	The PRC
Can-achieve (Beijing) Education Consulting Co., Ltd.	The PRC
Guangzhou Can-achieve Global Consulting Co., Ltd.	The PRC
Zhengzhou Dahua Education Consulting Co., Ltd.	The PRC
Bright Scholar Wanjia (Beijing) Education Consulting Co., Ltd.	The PRC
Beijing Can-achieve Lingying Information Consulting Co., Ltd.	The PRC

Subsidiaries	Place of Incorporation
Bright Scholar Education Consulting (Huizhou) Co., Ltd.	The PRC
Beijing Yinxiang Bright Scholar Education Consulting Co., Ltd.	The PRC
Shanghai Yinle Arts Training Co., Ltd.	The PRC
Guangdong Leyu Weilai Property Management Co., Ltd.	The PRC
Hangzhou Hangbogui Apartment Management Co., Ltd.	The PRC
Shanghai Xiyiji Culture Media Co., Ltd.	The PRC
Shanghai Xiyixue Consulting Management Co., Ltd.	The PRC
Guangzhou Nansha Kaiyu Management Consulting Co., Ltd.	The PRC
Hangzhou Tongyan Impression Media Co., Ltd.	The PRC
Hangzhou Luzhi Media Co., Ltd.	The PRC

VIEs	Place of Incorporation
Foshan Meiliang Education Technology Co., Ltd.	The PRC
Foshan Shangtai Education Technology Co., Ltd.	The PRC
Foshan Renliang Education Technology Co., Ltd.	The PRC
Foshan Yongliang Education Technology Co., Ltd.	The PRC
Foshan Zhiliang Education Technology Co., Ltd.	The PRC
Beijing Boteng Consulting Co., Ltd.	The PRC

Schools/subsidiaries held by VIEs	Place of Incorporation
Dreambig Career Limited	Hong Kong
Chengdu Boxuele Education Management Consulting Co., Ltd.	The PRC
Chengdu Yinzhe Education and Technology Co., Ltd.	The PRC
Chengdu Laizhe Education and Technology Co., Ltd.	The PRC
Chengdu Zhiyimeng Software Technology Co., Ltd.	The PRC
Guangzhou Elan Culture and Training Co., Ltd.	The PRC
Shanghai Yilaiyue Culture Service Co., Ltd.	The PRC
Shanghai Bolaiyi Culture Service Co., Ltd.	The PRC
Foshan Shunde Shengbo Culture Co., Ltd.	The PRC
Guangdong Xingjian Culture Co., Ltd.	The PRC
Dongguan Qishi Country Garden Kindergarten Co., Ltd.	The PRC
Dongguan Qingxi Country Garden Kindergarten Co., Ltd.	The PRC
Foshan Shunde Beijiao Country Garden Guilanshan Kindergarten Co., Ltd.	The PRC
Guangzhou Huihua Education Consulting Co., Ltd.	The PRC
Beijing Huanxue International Travel Limited	The PRC
Guangdong Lebeimeng Education Consulting Co., Ltd.	The PRC
Guangzhou Xingzhu Information Technology Co., Ltd.	The PRC
Baoding Baigou New City Shenghua Country Garden Kindergarten Co., Ltd.	The PRC
Taishan Lebeimeng Education Consulting Co., Ltd.	The PRC
Beijing Huanxue Tianxia International Travel Limited	The PRC
Dongguan Dongcheng Bright Scholar Kindergarten Co., Ltd	The PRC
Chengdu Pidu Bright Scholar Kindergarten Co., Ltd.	The PRC
Huizhou Huiyang Lelebao Shenhui City Kindergarten Co., Ltd.	The PRC
Guangzhou Zengcheng Fettes College Kindergarten Co., Ltd.	The PRC
Shanghai Huodai Commercial Information Consulting Co., Ltd.	The PRC
Shanghai Youxun Education Technology Co., Ltd.	The PRC
Shanghai Hanlin Education Technology Co., Ltd.	The PRC
Guangdong Bright Scholar Ivy League Education Science Research Institute Co., Ltd.	The PRC
Jiangxi Leti Culture and Tourism Development Co., Ltd.	The PRC
Aijia Education Training (Shanghai) Co., Ltd.	The PRC
Shanghai Xinghanhai Education Technology Co., Ltd.	The PRC
Shanghai Yuhanlin Education Technology Co., Ltd.	The PRC
Zhejiang Leti Travel Agency Co., Ltd.	The PRC
Jiangxi Yuanye Travel Agency Co., Ltd.	The PRC
Fuzhou Leti Camping Operation Management Co., Ltd.	The PRC
Jiangxi Leyan Education Management Co., Ltd.	The PRC
Tongxiang Wuzhen Leti Camping Operation Management Co., Ltd.	The PRC
Jiangxi Jingrui International Travel Agency Co., Ltd.	The PRC
Guangzhou Elan Culture Consulting Service Co., Ltd.	The PRC
Beijing Bright Scholar Education Consulting Limited Co., Ltd.	The PRC
Beijing Bolai Reading Culture Co., Ltd.	The PRC
Shenzhen Elan Education Training Co., Ltd.	The PRC

Schools/subsidiaries held by VIEs	Place of Incorporation
Foshan Kunshun Culture Co., Ltd.	The PRC
Shanghai Laiboyue Culture Services Co., Ltd.	The PRC
Shanghai Yuelai Yuehao Culture Services Co., Ltd.	The PRC
Shanghai Zhuoyuezhe Culture Communication Co., Ltd.	The PRC
Xiangyang Bright Scholar Baimei Culture Tourism Co., Ltd.	The PRC
Guangdong Bibo Culture and Sports Technology Co., Ltd.	The PRC
Shanghai Bolaiyue Culture Communication Co., Ltd.	The PRC
Shanghai Yueyouyi Culture Communication Co., Ltd.	The PRC
Shanghai Yueyuan Culture Communication Co., Ltd.	The PRC
Chengdu Zhimeng Business Information Consulting Co., Ltd.	The PRC
Guangzhou Zhimeng Business Information Consulting Co., Ltd.	The PRC
Shanghai Zhiyimeng Business Information Consulting Co., Ltd.	The PRC
Jiangxi Huijing Design Co., Ltd.	The PRC
Foshan Shunqian Culture Co., Ltd.	The PRC
Guangzhou Shunheng Culture Co., Ltd.	The PRC
Jiangmen Shunkun Culture Co., Ltd.	The PRC
Changsha Kunheng Culture Co., Ltd.	The PRC
Jurong Shuntai Culture Co., Ltd.	The PRC
Shanghai Wanfenglong Education Technology Co., Ltd.	The PRC
Shanghai Hanjiexiong Education Technology Co., Ltd.	The PRC
Beijing Chaoyang Bright Scholar Training School	The PRC
Beijing Haidian Bright Scholar Training School	The PRC
Jiangmen Jianghai Bright Scholar Kindergarten Co., Ltd	The PRC
Beijing Tengyue Culture Service Co., Ltd.	The PRC
Qingdao Bright Scholar Chuangjing Education Management Consulting Co., Ltd.	The PRC
Zhenjiang Bright Scholar Sports Development Co., Ltd.	The PRC
Jiangxi Leqi Culture Tourism Management Co., Ltd.	The PRC
Jiangxi Hengle Travel Agency Co., Ltd.	The PRC
Shanghai Xueyanyoufang Education Technology Co., Ltd.	The PRC
Shanghai Hanboshi Education Technology Co., Ltd.	The PRC
Shanghai Hanbo Education Technology Co., Ltd.	The PRC
Shanghai Hansu Education Technology Co., Ltd.	The PRC
Shanghai HanKun Education Technology Co., Ltd.	The PRC
Shanghai Hanyi Education Technology Co., Ltd.	The PRC
Shenzhen Yuhanlin Education Technology Co., Ltd.	The PRC
Shanghai Changning Hansailinwen Education Training School	The PRC
Guangdong Science Investment Culture and Tourism Development Co., Ltd.	The PRC
Pingxiang Leti Camping Operation Management Co., Ltd.	The PRC
Guangchang Leti Culture Tourism Management Co., Ltd.	The PRC
Yongxiu Leti Culture Tourism Management Co., Ltd.	The PRC

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